UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

ASHLAND GLOBAL HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	333-211719	81-2587835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8145 Blazer Drive
Wilmington, Delaware		19808
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 302 995-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ASH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 22, 2022, for the purpose of reassigning certain account receivables (Subject Receivables”) that are part of the previously announced sale of the Performance Adhesive business, Ashland LLC (“Ashland”), a subsidiary of Ashland Global Holdings Inc. (the “Company”), and certain of Ashland’s subsidiaries entered into the First Amendment (the “1stAmendment”) to the Receivables Purchase Agreement dated as of March 17, 2021 (the “Receivables Purchase Agreement”) by and among Ashland, Ashland Specialty Ingredients G.P., a Delaware general partnership (“ASI”) (together, the “Originators”), CVG Capital III LLC, a bankruptcy-remote special purpose entity and subsidiary of Ashland (the “SPE”), PNC Bank, National Association (“PNC”), as administrative agent, PNC Capital Markets LLC, as structuring agent, Ashland, as initial servicer, and certain other persons from time to time named as parties thereto as purchasers, group agents, LC banks and LC participants.

Pursuant to the 1st Amendment, the SPE is required for a period of 12 months following the closing of the sale of the Performance Adhesive business to redirect all collections related to the Subject Receivables for the benefit of Arkema, SA, the purchaser of the Performance Adhesive business.

In furtherance and concurrent to the above amendments, Ashland also entered into an Assignment Agreement (“Assignment”) between the SPE (the “Seller”), and Ashland (the “Buyer”) and PNC, whereby the SPE will sell back the Subject Receivables to Ashland that Ashland had sold to the SPE under the previously announced Second Amended and Restated Purchase and Sale Agreement (the “PSA”) entered into by and among Ashland, and ASI (together, as the originators), Ashland, as initial servicer, and the SPE as purchaser.

The foregoing summary of the 1stAmendment and Assignment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the (1) 1st Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the Receivables Purchase Agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K on March 18, 2021 and (2) the Assignment which is filed to this Current Report as Exhibit 10.2 and the PSA which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K on March 18, 2021, all of which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in and incorporated into Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1

Exhibit (10.1) First Amendment to the Receivables Purchasing Agreement, dated February 22, 2022, by and among CVG Capital III LLC, PNC Bank, National Association, as administrative agent, PNC Bank, National Association, as administrative agent, Ashland LLC, as initial servicer, and certain other persons identified as Purchasers, LC, LC Participants and Group Agents and other persons from time to time identified as parties thereto, (pursuant to Item 601(b)(10) of Regulation S-K, exhibits and schedules have been omitted; exhibits and schedules will be supplementally provided to the SEC upon request).

Exhibit 10.2

Assignment Agreement dated February 22, 2022, between CVG Capital III LLC and Ashland LLC. (pursuant to Item 601(b)(10) of Regulation S-K, exhibits and schedules have been omitted; exhibits and schedules will be supplementally provided to the SEC upon request).

Exhibit 104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASHLAND GLOBAL HOLDINGS INC

Date:	February 28, 2022	By:	/s/ J. Kevin Willis
J. Kevin Willis Senior Vice President and Chief Financial Officer